Fleet Status Report

February 2026

VALARIS DS-9

VALARIS

1

Valaris Limited Fleet Status Report February 17, 2026

New Contracts, Extensions and Other Updates Since Last Fleet Status Report
Contract Backlog
•Valaris has been awarded the following new contracts and contract extensions, with associated contract backlog of nearly $900 million, subsequent to issuing its previous fleet status report on October 23, 2025. Contract backlog excludes lump sum payments such as mobilization fees and capital reimbursements.
•Contract backlog increased to approximately $4.7 billion from approximately $4.5 billion as of October 23, 2025.
Floater Contract Awards
•Five-well contract extension for drillship VALARIS DS-7 with Azule Energy offshore Angola. The contract extension is expected to commence in October 2026 in direct continuation of the existing program. The contract has an estimated duration of 325 days and will add approximately $125 million to contracted revenue backlog. The contract also includes a five-well unpriced option with an estimated duration of 300 to 350 days.
•Two-year contract extension for drillship VALARIS DS-9 with Esso Exploration Angola, an affiliate of ExxonMobil. The contract extension is expected to commence in July 2026 in direct continuation of the existing program. The operating day rate is in line with recent market rates in the region. The contract also includes two six-month options.
•Multi-year contract for drillship VALARIS DS-8 with Shell offshore Brazil. The contract is expected to commence in the first quarter of 2027, with an estimated duration of approximately 800 days and a total contract value of approximately $300 million. The contract also includes options with a total estimated duration of approximately one year.
Jackup Contract Awards
•Eight-well contract for jackup VALARIS 106 with BP Indonesia. The contract is expected to commence in the third quarter 2026 and has an estimated duration of two years. The estimated total contract value is approximately $74 million. The contract also includes four option wells.
•75-day contract extension for jackup VALARIS 117 with Eni Mexico. The contract extension commenced in January 2026 in direct continuation of the existing program.
•185-day contract extension for jackup VALARIS 117 with an undisclosed operator offshore Trinidad. The contract extension is expected to commence in the first quarter 2028 in direct continuation of the existing program. The operating day rate is in line with recent market rates in the region.

Jackup Contract Awards (continued)
•Priced option exercised by Esso Australia Pty Ltd for jackup VALARIS 107. The option period will commence in direct continuation of the existing program. The rig is now expected to be under contract with the customer through September 2026.
•Three-well contract for jackup VALARIS 107 with GB Energy offshore Australia. The contract is expected to commence in October 2026 and has an estimated duration of 150 days. The estimated total contract value is approximately $27 million.
•12-well plug and abandonment contract with Spirit Energy in the East Irish Sea (UK). The contract has a commencement window up to December 2030 and has an estimated duration of 294 days. The contracted revenue backlog is estimated to be $35 million and is subject to an annual cost escalation mechanism effective from the contract execution date. The contract also includes three options with a total estimated duration of 426 days. The contract is a fleet award under which operations may be performed by any suitable and available rig within the Valaris North Sea fleet.
•105-day contract extension for jackup VALARIS 123 with TAQA in the Dutch North Sea to provide accommodation support services. The contract extension is expected to commence in January 2026 in direct continuation of the existing program. The day rate is $80,000. Four one-month options remain.
•64-day contract extension for jackup VALARIS 122 with Adura in the UK North Sea. The contract extension is expected to commence in February 2026 in direct continuation of the existing contract. The contracted revenue backlog for the 64-day extension is over $7 million. The contract extension is for accommodation support.
•30-day contract extension for jackup VALARIS 248 with GE Vernova in the UK North Sea to provide accommodation support services for an offshore wind project. The contract extension is expected to commence in March in direct continuation of the existing contract and will add over $2 million to contracted revenue backlog. The contract includes an additional five priced options with a total duration of 74 days.
Other Fleet Status Updates
•Semisubmersible VALARIS DPS-1 classified as held for sale with the intent to recycle
•Jackups VALARIS 102 and 145 were sold for recycling in December 2025

Valaris Limited Fleet Status Report February 17, 2026

Contract Backlog(1) (2) ($ millions)	2026	2027	2028+	Total	Contracted Days(1) (2)	2026	2027	2028+
Drillships	$1,023.0	$1,268.7	$739.1	$3,030.8	Drillships	2,462	2,927	1,804
Semisubmersibles	—	—	—	—	Semisubmersibles	—	—	—
Floaters	$1,023.0	$1,268.7	$739.1	$3,030.8	Floaters	2,462	2,927	1,804

Harsh Environment(3)	$204.3	$128.2	$34.7	$367.2	Harsh Environment(3)	1,635	933	294
Benign Environment	252.4	251.8	141.0	645.2	Benign Environment	1,844	1,918	1,308
Legacy	63.3	50.1	—	113.4	Legacy	636	505	—
Jackups	$520.0	$430.1	$175.7	$1,125.8	Jackups	4,115	3,356	1,602

Other(4)	$160.5	$109.1	$246.1	$515.7	Other(4)	2,595	2,315	5,424

Total	$1,703.5	$1,807.9	$1,160.9	$4,672.3	Total	9,172	8,598	8,830

ARO Drilling(5)					Average Day Rates(1) (2)	2026	2027	2028+
Owned Rigs	$170.8	$115.5	$491.7	$778.0	Drillships	$416,000	$433,000	$410,000
Leased Rigs	244.0	291.8	697.5	1,233.3	Semisubmersibles	—	—	—
Total	$414.8	$407.3	$1,189.2	$2,011.3	Floaters	$416,000	$433,000	$410,000

					Harsh Environment(3)	$125,000	$137,000	$118,000
					Benign Environment	137,000	131,000	108,000
					Legacy	100,000	99,000	—
					Jackups	$126,000	$128,000	$110,000

(1) Contract backlog, contracted days and average day rates as of February 17, 2026.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days may include backlog and days when a rig is under suspension, except any backlog or days for rigs that are under a separate firm contract where backlog or days are otherwise included. Average day rates are adjusted to exclude suspension backlog and days.
(3) Approximately $120 million has been removed from backlog associated with the suspension of the VALARIS 120 contract with Harbour Energy, which became effective upon completion of its recent drilling program with that customer in December. We no longer expect future revenues to be realized under the contract which was scheduled through mid-2028.
(4) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(5) ARO Drilling contract backlog as of February 17, 2026.

Valaris Limited Fleet Status Report February 17, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Occidental	Gulf of America	Dec 26	Jun 29		914-day contract for DS-18 and 940-day contract extension for DS-16. Combined addition to contracted revenue backlog is approx. $760 million. Two 1-year options
VALARIS DS-17	GustoMSC P10000	2014	Equinor Equinor	Brazil Brazil	May 25 Mar 26	Dec 25 Jan 28	$497,000
Expect approx. 80 days out of service for customer required upgrades in 1Q26
Estimated total contract value ("TCV") of $498 million, inclusive of MPD, additional services and fees for mobilization and minor rig upgrades. Based on initial estimated duration of 852 days comprised of a 180-day standby period and a 672-day drilling program. Two 90-day priced options

VALARIS DS-16	GustoMSC P10000	2014	Occidental Occidental	Gulf of America Gulf of America	Jun 24 Jun 26	Jun 26 Dec 28	Additional rate charged when MPD services provided
								940-day contract extension for DS-16 and 914-day contract for DS-18. Combined addition to contracted revenue backlog is approx. $760 million. Two 1-year options. Expect approx. 35 days out of service for planned maintenance in 4Q26
VALARIS DS-15	GustoMSC P10000	2014	CNR	Spain Cote d'Ivoire	Sep 26	May 27	Rig is warm stacked in Las Palmas, Spain
								TCV, based on an estimated duration of 250 days, is approx. $135 million, including upfront payments for rig upgrades and mobilization. TCV does not include the provision of additional services. Priced options with a total estimated duration of 80 to 100 days
VALARIS DS-12	DSME 12000	2013	BP	Spain Egypt	May 26	Apr 27		Rig is warm stacked in Las Palmas, Spain TCV, based on estimated duration of 350 days, is approx. $140 million, inclusive of MPD and mobilization. Three option wells
VALARIS DS-10	Samsung GF12000	2017	Shell	Spain Nigeria	Jun 26	Jul 28
Rig is warm stacked in Las Palmas, Spain
TCV of $352 million based on duration of two years. TCV does not include the provision of additional services. Additional rate charged when CML services provided. Two 1-year options. Expect approx. 45 days out of service for rig upgrades in 1Q27

VALARIS DS-9	Samsung GF12000	2015	ExxonMobil ExxonMobil	Angola Angola	Jul 22 Jul 26	Jul 26 Jul 28		Contract includes MPD services Operating day rate is in line with recent market rates in the region. Two 6-month options
VALARIS DS-8	Samsung GF12000	2015	Petrobras Shell	Brazil Brazil	Dec 23 Mar 27	Dec 26 May 29	$428,000
Plus mobilization fee of approx. $30 million. Contract includes additional services
TCV of approx. $300 million, excluding additional services, based on estimated duration of 800 days. Options with a total estimated duration of approx. one year

VALARIS DS-7	Samsung 96K	2013	Azule Energy Azule Energy	Angola Angola	Jun 24 Oct 26	Oct 26 Sep 27
TCV estimated to be $364 million based on initial estimated duration of 850 days
Contract backlog of approx. $125 million based on estimated duration of 325 days. Five-well unpriced option with an estimated duration of 300 to 350 days

VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Dec 24	Nov 27	$450,000	Plus mobilization fee of approx. $41 million. Contract includes MPD and additional services.
Stacked
VALARIS DS-14	DSME 12000	2023		Spain
VALARIS DS-13	DSME 12000	2023		Spain
VALARIS DS-11	DSME 12000	2013		Spain
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 17, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS MS-1	F&G ExD Millennium, Moored	2011		Australia Malaysia	Jan 24	Nov 25		Warm stacked
Held for Sale
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia Malaysia	Jan 24	Nov 25		Classified as held for sale with the intent to recycle
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 17, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Harsh Environment Jackups
VALARIS Norway	KFELS N Class	2011	Ithaca Energy Ithaca Energy	UK UK	Apr 25 May 26	May 26 Feb 27		TCV of approx. $39 million based on estimated duration of 292 days Contracted revenue backlog of approx. $36 million based on duration of 300 days
VALARIS Stavanger	KFELS N Class	2011	TotalEnergies TotalEnergies	UK UK	May 24 Jan 26	Dec 25 Aug 27		TCV of approx. $52 million, including minor rig modifications, based on initial estimated duration of 360 days TCV of over $75 million based on 600-day priced extension. Two 200-day priced options
VALARIS 249	LT Super Gorilla	2001	Undisclosed BP Shell	Trinidad Trinidad Trinidad	Apr 25 Apr 26 Oct 26	Mar 26 Aug 26 Oct 27	$163,000

TCV of $16.8 million based on duration of 100 days. Expect approx. 60 days out of service for planned maintenance in 3Q/4Q26
Contracted revenue backlog of approx. $66 million based on estimated duration of 365 days. Three priced options with an estimated duration of 50 days each

VALARIS 248	LT Super Gorilla	2000	GE Vernova Eni	UK UK	Nov 25 Jun 26	Apr 26 Dec 27
Contracted revenue backlog of over $10 million for 150-day contract to provide accommodation support services. Priced options with a total duration of 74 days. Expect approx 15 days out of service for planned maintenance in 2Q26
TCV of approx. $84 million for 730-day contract to perform P&A and CCS work. Two 3-month options. VALARIS 120 will substitute for VALARIS 248 while the rig completes another customer's program and a special periodic survey

VALARIS 123	KFELS Super A	2019	TAQA TAQA TAQA	Netherlands Netherlands Netherlands	Mar 25 Jan 26 Jan 26	Dec 25 Jan 26 Apr 26	$153,000 $163,000 $80,000	Accommodation support. Four 1-month priced options
VALARIS 122	KFELS Super A	2014	Adura Adura Adura	UK UK UK	Sep 23 Dec 25 Jan 26	Nov 25 Dec 25 Apr 26
TCV of over $60 million based on initial estimated duration of 500 days
Contracted revenue backlog for the 31-day extension is over $3.5 million. The extension is for accommodation support
Contracted revenue backlog for contract extensions totaling 120 days is over $13 million. The extensions are for accommodation support

VALARIS 121	KFELS Super A	2014	Adura Adura	UK UK	Jan 25 Feb 26	Jan 26 Sep 26		TCV of approx. $55 million based on estimated duration of 406 days Contracted revenue backlog for 194-day extension is over $25 million. Option with an estimated duration of 150 to 200 days
VALARIS 120	KFELS Super A	2013	Harbour Energy Eni	UK UK	Jul 25 Jan 26	Dec 25 Jul 26	$166,000	Contract suspended effective Dec 2025 VALARIS 120 will substitute for VALARIS 248 from Jan 2026 to Jul 2026, while VALARIS 248 completes another customer's program and a special periodic survey
FLEET AWARD			Spirit Energy	UK				Commencement window up to Dec 2030; estimated duration of 294 days. Contracted revenue backlog of $35 million, subject to an annual cost escalation mechanism effective from the contract execution date. Three options with a total estimated duration of 426 days. Fleet award under which operations may be performed by any suitable and available rig within the Valaris North Sea Fleet
Stacked
VALARIS Viking	KFELS N Class	2010		UK
Sold
VALARIS 102	KFELS MOD V-A	2002		Gulf of America				Rig sold for recycling
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 17, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Benign Environment Jackups
VALARIS 144	LT Super 116-E	2010	Azule Energy	Angola	Sep 25	Oct 27		TCV estimated to be between $149 million and $156 million based on contract duration of 730 to 770 days, including a mobilization fee from the Gulf of America. Three-well option
VALARIS 118	LT 240-C	2012	BP BP	Trinidad Trinidad	Apr 24 Nov 25	Oct 25 Aug 28		TCV of approx. $51 million based on initial estimated duration of 365 days TCV of approx. $168 million based on duration of three years. 1-year option
VALARIS 117	LT 240-C	2009	Eni Undisclosed	Mexico Trinidad	Apr 25 Aug 26	Apr 26 Aug 28		TCV of approx. $36 million based on duration of 300 days. Expect approx. 45 days out of service for planned maintenance in 3Q26 Day rate in line with market rates in the region
VALARIS 115	BM Pacific Class 400	2013	Shell	Brunei	Apr 23	Apr 27		TCV of approx. $159 million based on duration of four years. Two 1-year options. Expect approx. 20 days out of service for planned maintenance in 1Q26
VALARIS 110	KFELS MOD V-B	2015	NOC	Qatar	Oct 25	Oct 29		Contracted revenue backlog for the four-year extension is approx. $117 million. 1-year priced option. Expect approx. 60 days of out service for planned maintenance in 2Q26
VALARIS 107	KFELS MOD V-B	2006	ExxonMobil ExxonMobil GB Energy	Australia Australia Australia	Nov 24 Nov 25 Oct 26	Nov 25 Sep 26 Feb 27	$153,000 $163,000	TCV of approx. $27 million based on estimated duration of 150 days
VALARIS 106	KFELS MOD V-B	2005	BP BP	Indonesia Indonesia	Jun 25 Jul 26	Jan 26 Jun 28	$95,000	TCV of approx. $74 million based on estimated duration of two years. Four 1-well options
Stacked
VALARIS 148	LT Super 116-E	2013		UAE
VALARIS 147	LT Super 116-E	2013		UAE
VALARIS 143	LT Super 116-E	2010		UAE
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Sold
VALARIS 145	LT Super 116-E	2010		Gulf of America				Rig sold for recycling
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 17, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Legacy Jackups
VALARIS 92	LT 116-C	1982	Shell	UK	Aug 25	Aug 27		Options with total duration of up to one year
VALARIS 72	Hitachi 300C	1981	Eni	UK	Oct 25	Sep 27
Other - Jackups Leased to ARO Drilling(3)
VALARIS 250	LT Super Gorilla XL	2003	ARO Drilling	Saudi Arabia	May 25	Apr 30		Expect approx. 120 days out of service for planned maintenance in 1Q/2Q26
VALARIS 146	LT Super 116-E	2011	ARO Drilling	Saudi Arabia	May 25	Apr 30		Expect approx. 90 days out of service for planned maintenance in 2Q/3Q26
VALARIS 141	LT Super 116-E	2016	ARO Drilling	Saudi Arabia	Aug 25	Aug 30		Expect approx. 25 days out of service for planned maintenance in 1Q/2Q26
VALARIS 140	LT Super 116-E	2016	ARO Drilling	Saudi Arabia	May 25	Apr 30		Expect approx. 15 days out of service for planned maintenance in 2Q26
VALARIS 116	LT 240-C	2008	ARO Drilling	Saudi Arabia	May 25	Apr 30		Expect approx. 150 days out of service for planned maintenance in 1Q/2Q26
VALARIS 108	KFELS MOD V-B	2007	ARO Drilling	Saudi Arabia	Mar 24	Mar 27		Expect approx. 15 days out of service for planned maintenance in 2Q26. 1-year priced option
VALARIS 76	LT Super 116-C	2000	ARO Drilling	Saudi Arabia	Dec 25	Dec 30		Priced options of up to two years
Other - Managed Rigs
Thunder Horse	Deepwater Semisubmersible		BP	Gulf of America	Jan 24	Jan 27		TCV of approx. $153 million
Mad Dog	Deepwater Spar Drilling Rig		BP	Gulf of America	Jan 24	Jan 27		TCV of approx. $106 million
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report February 17, 2026

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Mar 26		Expect approx. 30 days out of service for planned maintenance in 3Q26
SAR 201	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Mar 26		Expect approx. 30 days out of service for planned maintenance in 3Q26
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Mar 26		Expect approx. 30 days out of service for planned maintenance in 3Q26
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Mar 26		Expect approx. 10 days out of service for planned maintenance in 1Q26
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26		Expect approx. 175 days out of service for planned maintenance in 1Q/2Q26
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Mar 26		Expect approx. 15 days out of service for planned maintenance in 3Q26
Kingdom 1	LT 116-C	Saudi Aramco	Saudi Arabia	Nov 23	Nov 31		Expect approx. 30 days out of service for planned maintenance in 3Q26
Kingdom 2	LT 116-C	Saudi Aramco	Saudi Arabia	Aug 24	Aug 32		Expect approx. 25 days out of service for planned maintenance in 4Q26
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report
(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are reported to the nearest thousand and reflect the operating day rates charged to customers, excluding certain types of non-recurring revenues such as lump sum mobilization payments. Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited Fleet Status Report February 17, 2026

Out of Service Days (1)
Rig	Segment / Asset Category	Q1 2026	Q2 2026	Q3 2026	Q4 2026	Q1 2027	Q2 2027
VALARIS DS-17	Floater - Drillship	80
VALARIS DS-16	Floater - Drillship				35
VALARIS DS-10	Floater - Drillship					45
VALARIS 249	Jackup - Harsh Environment			45	15
VALARIS 248	Jackup - Harsh Environment		15
VALARIS 117	Jackup - Benign Environment			45
VALARIS 115	Jackup - Benign Environment	20
VALARIS 110	Jackup - Benign Environment		60
VALARIS 250	Other - Jackups Leased to ARO Drilling	90	30
VALARIS 146	Other - Jackups Leased to ARO Drilling		75	15
VALARIS 141	Other - Jackups Leased to ARO Drilling	15	10
VALARIS 140	Other - Jackups Leased to ARO Drilling		15
VALARIS 116	Other - Jackups Leased to ARO Drilling	90	60
VALARIS 108	Other - Jackups Leased to ARO Drilling		15

(1) Table shows expected out of service days for planned maintenance, e.g. special periodic surveys and rig upgrades, excluding rigs undergoing reactivation projects. Excludes ARO owned rigs.

VALARIS

Valaris Limited
Fleet Status Report
February 17, 2026

2026
2027
2028
Rig
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Drillships
VALARIS DS-18
VALARIS DS-17
VALARIS DS-16
VALARIS DS-15
VALARIS DS-12
VALARIS DS-10
VALARIS DS-9
VALARIS DS-8
VALARIS DS-7
VALARIS DS-4
Semisub-mersible
VALARIS MS-1
Firm term or estimated duration of contracted wells
Unexercised options
Out of Service

Valaris Limited
Fleet Status Report
February 17, 2026

Rig
2026
2027
2028
Q1
Q2
Q3
Q4
Harsh Environment Jackups
VALARIS Norway
VALARIS Stavanger
VALARIS 249
VALARIS 248
VALARIS 123
VALARIS 122
VALARIS 121
VALARIS 120
Legacy Jackups
VALARIS 92
VALARIS 72
Firm term or estimated duration of contracted wells
Unexercised options
Out of Service

Valaris Limited
Fleet Status Report
February 17, 2026

2026
2027
2028
Rig
Q1
Q2
Q3
Q4
Benign Environment Jackups
VALARIS 144
VALARIS 118
VALARIS 117
VALARIS 115
VALARIS 110
VALARIS 107
VALARIS 106
Jackups Leased to ARO
VALARIS 250
VALARIS 146
VALARIS 141
VALARIS 140
VALARIS 116
VALARIS 108
VALARIS 76
Firm term or estimated duration of contracted wells
Unexercised options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
February 17, 2026

10
1
2
6
12
1
2
1
1
2
1
1
1
3
1
1
Drillship
Semisubmersible
Jackup

Note: Includes seven jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia
Excludes one semisubmersible classified as held for sale, nine jackup rigs owned by ARO Drilling and two rigs that Valaris manages on behalf of a customer

Valaris Limited Fleet Status Report February 17, 2026

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and include the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts that are recognized during the contract term. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "outlook," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs and the attainment of requisite permits for such programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance and expected benefits of our joint ventures, including our joint venture with Saudi Aramco; timing of the delivery of the Saudi Aramco Rowan Offshore Drilling Company ("ARO") newbuild rigs and the timing of additional ARO newbuild orders; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, trends and outlook; general political conditions, including political tensions, conflicts and war; cybersecurity attacks and threats; uncertainty around the use and impacts of artificial intelligence applications; impacts and effects of public health crises, pandemics and epidemics; future operations; ability to renew expiring contracts or obtain new contracts; increasing regulatory complexity; targets, progress, plans and goals related to sustainability matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including risks associated with the pending proposed transaction with Transocean Ltd., including, among others, the completion of the proposed transaction on the anticipated terms and timing, or at all, the risk that disruptions from the transaction will harm our business, including current plans and operations, the diversion of management's time and attention from ordinary course operations to completion of the proposed transaction and certain restrictions during the pendency of the proposed transaction that may impact our business; cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our sustainability targets, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, inflation, volatility affecting financial markets and the banking system, changing tariff policies, trade disputes, and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard upgrade, repair, maintenance, enhancement or rig reactivation; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; the use of artificial intelligence by us, third-party service providers or our competitors; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility, including in any return of capital plans; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.